                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) July 21, 2000.


                            COMPOSITE SOLUTIONS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                  000-24551                65-0790758
          ------------------------------------------------------------
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)


     3655 NOBEL DRIVE, SUITE 440, SAN DIEGO, CA               92122
     ------------------------------------------               -----
     (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code       858-459-4843
                                                              ------------


     -------------------------------------------------------------
     (Former name or former address, if changed since last report)



This Form 8-K/A amends the Form 8-K filed on July 21, 2000 by Composite Solutions, Inc., a Florida Corporation formerly known as JS Business Works, Inc., The purpose of this Form 8-K/A is to provide financial statements and the pro forma financial information for Trans-Science Corp. a California Corporation, as required by Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     (a)  Financial Statements of Business Acquired

          Pursuant to the requirements of Regulation S-X 210.3.05 (b); the following are unaudited financial statements of Trans-Science Corporation a California corporation, for the period October 1, 1999 through July 21, 2000. The registrant acquired all of the outstanding capital stock and assets of such entity on July 21, 2000.

                            TRANS-SCIENCE CORPORATION
                                  BALANCE SHEET
                          OCTOBER 1, 99 -JULY 21, 2000
                                   (unaudited)

                                     ASSETS

            CURRENT ASSETS
                 Cash                                                                  (1,121)
                 Prepaid expenses                                                       1,875
                 Accounts Receivable                                                   12,098
                                                                                    ---------

                                      Total Current Assets                          $  12,852
                                                                                    ---------

            PROPERTY AND EQUIPMENT
                 Office Furniture & Equipment                                         153,663
                 Software                                                              78,626
                 Less:                Accumulated depr.                              (148,850)
                                                                                    ---------
                                      Net Property & Equipment                      $  83,439
                                                                                    ---------

                 OTHER ASSETS
                 Due from Subsidiary                                                   41,319
                 Deposits                                                                 838
                                                                                    ---------
                                                                                       42,157

            Total Assets                                                            $ 138,448
                                                                                    ---------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

            CURRENT LIABILITIES
                 Accounts payable                                                       4,812
                 Line of Credit - bank                                                 50,922
                 Accrued payroll                                                       61,308
                                                                                    ---------
                 Total current liabilities                                          $ 117,042
                                                                                    ---------
            STOCKHOLDER'S  EQUITY
                 Capital stock                                                          1,960
                 Additional Paid in Capital                                            38,040
                 Deficiency Accumulated                                               (76,381)
                 Retained Earnings                                                   (108,255)
                 Opening Balance                                                      166,042
                                                                                    ---------

            Total Liabilities and Equity                                            $ 138,448
                                                                                    =========

                            TRANS-SCIENCE CORPORATION
                             STATEMENT OF OPERATIONS
                          OCTOBER 1, 99 -JULY 21, 2000
                                   (unaudited)

Revenues                                                                      0
Cost of Sales                                                            13,187
                                                                       --------
     Gross profit                                                       (13,187)


Expenses
Salaries employees                                                       15,994
General Administrative expense                                           42,621
                                                                       --------
     Total Expenses                                                      58,615

Loss from operation                                                     (71,802)

Other income (expense)
Interest income                                                             800
Interest expense                                                         (4,580)
                                                                       --------
       Total other income (expense)                                      (3,780)

Loss before provision for income taxes                                  (75,582)

Provision for income taxes                                                 (800)
                                                                       --------
Net Loss                                                                (76,382)

Basic net loss per weighted average share                                 (0.08)
                                                                       ========

Weighted average number of shares                                       953,371

                            TRANS-SCIENCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS


     1. Trans-Science Corporation is a California Chartered corporation that conducts business in San Diego. The company was incorporated on 1980. TSC is a high-tech research and development (R&D) organization devoted to advanced technology development and creating cutting-edge computer simulation programs, along with material models, for many government agencies, including the Defense Advanced Research Projects Agency,(DARPA), The defense Nuclear Agency (DNA), the Defense Threat Reduction Agency (DTRA), The office of Naval Research (ONR), The naval Research Laboratory (NRL), Los Alamos National Laboratory, and The Air Force Office of Scientific Research.


          The following summarize the more significant accounting reporting policies and practices of TSC:

          a. BASIS OF PRESENTATION On June 21, 2000, the Company entered into a Purchase Agreement with Trans-Science Corporation. The business combination was closed on July 21, 2000 and is accounted for as a Share Exchange. The company is now wholly owned subsidiary of Composite Solutions, Inc.

          b. USE OF ESTIMATES In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition and revenues and expenses for the year then ended. Financials were prepared internally and are unaudited.

          c. NET INCOME (LOSS) PER SHARE Basic is computed by dividing the net income (loss) by the weighted average number of common shares outstanding during the period.


          d. PROPERTY AND EQUIPMENT All property and equipment are recorded at cost and depreciated over their estimated useful lives, using the straight-line method. Upon sale or retirement, the costs and related accumulated depreciation are eliminated from their respective accounts, operations. Repairs and maintenance charges, which do not increase the useful lives of the assets, are charged to operations as incurred.

          e. On July 21, 2000, The Company exchanged 953,371 restricted shares of the company's common Stock to the shareholders of TSC in exchange for all outstanding Capital Stock of such entity.

     Pro Forma Financial Statements

          The following are pro forma consolidated financial statements of the registrant for the period from (October 1, 1999) through July 21, 2000. The registrant acquired all of the outstanding capital stock and assets of Trans-Science Corporation on July 21, 2000.

                     INDEX TO PROFORMA FINANCIAL STATEMENTS

Proforma Consolidated Balance Sheet (unaudited)...............................................7

Proforma Consolidated Statements of Operations (unaudited)....................................9

Proforma Statement of Cash Flow (unaudited)..................................................10

Notes to Proforma Consolidated Financial Statement (unaudited)...............................11

TRANS-SCIENCE CORPORATION
STATEMENT OF CASH FLOWS
(Unaudited)


                                                        July 21, 2000             Proforma
                                                     CSI             TSC         Adjustments      Proforma
                                                ------------    -------------   -------------   ------------
Assets

Current assets
  Cash                                          $     68,808    $       --      $       --      $     68,808
  Accounts receivable                                  2,513          12,098            --            14,611
  Other receivables - related party                    5,151            --              --             5,151
  Prepaid expenses                                     7,420           1,875            --             9,295
  Deposits                                             8,627            --              --             8,627
                                                ------------    -------------   -------------   ------------

    Total current assets                              92,519          13,973            --           106,492

Property and equipment, net                           21,172          83,439            --           104,611

Other assets
  Investment in subsidiary                            21,406            --           (21,406)           --
  Intangible assets, net                             540,131            --              --           540,131
  Due from subsidiary                                   --            41,319            --            41,319
  Deposits                                              --               838            --               838
                                                ------------    -------------   -------------   ------------

    Total assets                                $    675,228    $    139,569    $    (21,406)   $    793,391
                                                ============    =============   =============   ============

Liabilities and Shareholders' Equity

Current liabilities
  Bank overdraft                                          $-    $      1,121    $       --      $      1,121
  Accounts payable                                    53,143           4,812            --            57,955
  Line of credit - bank                                 --            50,922            --            50,922
  Income taxes payable                                   800            --              --               800
  Accrued payroll and related liabilities             16,930          61,308            --            78,238
                                                ------------    -------------   -------------   ------------

    Total current liabilities                         70,873         118,163            --           189,036

Shareholders' equity
  Preferred stock                                       --              --              --              --
  Common stock                                         1,182           1,960          (1,960)          1,182
  Additional paid in capital                       1,786,513          38,040         (38,040)      1,786,513
  Accumulated deficit                             (1,183,340)        (18,594)         18,594      (1,183,340)

                                       7


    Total shareholders' equity                       604,355          21,406         (21,406)        604,355
                                                ------------    -------------   -------------   ------------

Total liabilities and shareholders' equity      $    675,228    $    139,569    $    (21,406)   $    793,391
                                                ============    =============   =============   ============


TRANS-SCIENCE CORPORATION
STATEMENT OF CASH FLOWS
(Unaudited)


                                                      October 1, 1999
                                                      to July 21, 2000              Proforma
                                                   CSI               TSC           Adjustments       Proforma
                                            --------------    --------------    --------------   ---------------

Revenues                                    $        2,513    $         --      $         --     $        2,513
Cost of sales                                        1,439            13,187              --             14,626
                                            --------------    --------------    --------------   ---------------

    Gross profit (loss)                              1,074           (13,187)             --            (12,113)

Operating expenses
  Consulting fees                                  188,291               266              --            188,557
  Depreciation                                       4,925              --                --              4,925
  General and administrative expenses              184,963            42,225              --            227,188
  Organizational fees                                 --                --                --               --
  Professional fees - related party                   --                --                --               --
  Professional fees - other                         33,232               130              --             33,362
  Salaries - employees                             199,468            15,994              --            215,462
                                            --------------    --------------    --------------   ---------------

    Total operating expenses                       610,879            58,615              --            669,494
                                            --------------    --------------    --------------   ---------------

    Loss from operations                          (609,805)          (71,802)             --           (681,607)

Other income (expense)
  Interest income                                    2,376               800              --              3,176
  Interest expense                                    (261)           (4,580)             --             (4,841)
                                            --------------    --------------    --------------   ---------------

    Total other income (expense)                     2,115            (3,780)             --             (1,665)
                                            --------------    --------------    --------------   ---------------

Loss before provision for income taxes            (607,690)          (75,582)             --           (683,272)

Provision for income taxes                             800               800              --              1,600
                                            --------------    --------------    --------------   ---------------

Net loss                                    $     (608,490)   $      (76,382)   $         --     $     (684,872)
                                            ==============    ==============    ==============   ===============

Basic net loss per weighted average share   $        (0.06)                                      $        (0.06)
Weighted average number of shares               10,783,333                                           11,736,704


TRANS-SCIENCE CORPORATION
STATEMENT OF CASH FLOWS
(Unaudited)


                                                            October 1, 1999
                                                            to July 22, 2000           Proforma
                                                            CSI           TSC         Adjustments      Proforma
                                                     -------------   -------------    ------------  -------------

CASH FLOWS FROM OPERATING ACTIVITIES

  Net loss                                           $   (608,490)   $    (76,382)    $      --     $   (684,872)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
    Depreciation                                            4,925            --              --            4,925
    Stock issued for services                                --              --              --             --
    Stock issued in lieu of cash                             --              --              --             --
    Pre-acquisition income                                   --              --              --             --
  (Increase) decrease in operating assets
    Accounts receivable                                    (2,513)        (39,204)           --          (41,717)
    Other receivable - related party                       (5,151)        142,546            --          137,395
    Prepaid expense                                        (3,194)           --              --           (3,194)
    Deposits and other assets                              (8,627)          7,814            --             (813)
  Increase (decrease) in operating liabilities
    Accounts payable                                      (51,260)          2,996            --          (48,264)
    Accrued payroll and related liabilities                (1,069)         (3,529)           --           (4,598)
    Other accrued liabilities                                 800            --              --              800
  Net cash used in operating activities                  (674,579)         34,241            --         (640,338)

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                      (12,954)        (64,644)           --          (77,598)
  Acquisition of intangible assets                        (12,470)           --              --          (12,470)
    Net cash used in investing activities                 (25,424)        (64,644)           --          (90,068)

CASH FLOWS FROM FINANCING ACTIVITIES
  Bank overdraft                                             --            (8,597)           --           (8,597)
  Proceeds from issuance of common stock, net             760,000          39,000            --          799,000
  Proceeds from unsecured loan                             25,000            --              --           25,000
  Payments of unsecured loan                              (25,000)           --              --          (25,000)
  Proceeds from note payable                                 --              --              --             --
    Net cash provided by financing activities             760,000          30,403            --          790,403

Net increase in cash                                       59,997            --              --           59,997

Cash - beginning of period                                  8,811            --              --            8,811

Cash - end of period                                 $     68,808    $       --       $      --     $     68,808

SUPPLEMENTAL DISCLOSURES
  Interest paid                                      $        243    $       --       $      --     $       --
  Income taxes paid                                  $       --      $       --       $      --     $       --

NON CASH FINANCING AND INVESTING ACTIVITIES
  Note payable paid by issuance of common stock      $       --      $       --       $      --     $       --
  Investment in subsidiary                           $     21,406    $       --       $   (21,406)  $       --
  Interest on note payable                           $       --      $       --       $      --     $       --
  Forgiveness of interest on not payable             $       --      $       --       $      --     $       --


                            Trans-Science Corporation
                            Composite Solutions, Inc.
                        (A development stage Enterprise)

               NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)




          The Company entered into a Share Exchange Agreement with Trans-Science Corporation a California corporation. The business combination was closed on July 21, 2000 and is accounted for as Shares Exchange.

          On July 21, 2000 the Company exchanged 953,371 restricted shares of the company's common stock to the shareholders of TSC in exchange for 100% of the issue shares of TSC. In addition, the Company acquired all assets.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 15, 2000


                              COMPOSITE SOLUTIONS, INC., a Florida corporation (Registrant)


                              By: /s/ Gilbert Hegemier
                                  --------------------
                                  Gilbert Hegemier
                                   Chairman



                              By: /s/ Mark Olson
                                  --------------
                                  President